                                                                   EXHIBIT 10.11



                                SIGNATURE CENTER


                                  OFFICE LEASE

                                     BETWEEN

                        PRINCIPAL LIFE INSURANCE COMPANY,
                               an Iowa corporation


                                  ("LANDLORD")

                                       AND


                    BRIGHTSTAR INFORMATION TECHNOLOGY GROUP,
                             A DELAWARE CORPORATION


                                   ("TENANT")


                                November 11, 1998

                                TABLE OF CONTENTS


ARTICLE                                                                                                        PAGE
-------                                                                                                        ----

1          TERM...................................................................................................1


2          POSSESSION.............................................................................................2


3          BASIC RENT.............................................................................................2


4          RENTAL ADJUSTMENT......................................................................................3


5          SECURITY DEPOSIT.......................................................................................5


6          USE....................................................................................................5


7          NOTICES................................................................................................6


8          BROKERS................................................................................................7


9          HOLDING OVER...........................................................................................7


10          TAXES ON TENANT'S PROPERTY............................................................................7


11          CONDITION OF PREMISES.................................................................................8


12          ALTERATIONS...........................................................................................8


13          REPAIRS...............................................................................................9


14          LIENS................................................................................................10


15          ENTRY BY LANDLORD....................................................................................10


16          UTILITIES AND SERVICES...............................................................................11


17          BANKRUPTCY...........................................................................................11


18          INDEMNIFICATION......................................................................................12


19          DAMAGE TO TENANT'S PROPERTY..........................................................................12


20          TENANT'S INSURANCE...................................................................................13


21          DAMAGE OR DESTRUCTION................................................................................14


22          EMINENT DOMAIN.......................................................................................15

                                TABLE OF CONTENTS

ARTICLE                                                                                                         PAGE
-------                                                                                                         ----

23          DEFAULTS AND REMEDIES................................................................................16


24          ASSIGNMENT AND SUBLETTING............................................................................18


25          SUBORDINATION........................................................................................20


26          ESTOPPEL CERTIFICATE.................................................................................20


27          SIGNAGE..............................................................................................21


28          RULES AND REGULATIONS................................................................................22


29          CONFLICT OF LAWS.....................................................................................22


30          SUCCESSORS AND ASSIGNS...............................................................................22


31          SURRENDER OF PREMISES................................................................................22


32          ATTORNEYS' FEES......................................................................................22


33          PERFORMANCE BY TENANT................................................................................23


34          MORTGAGEE PROTECTION.................................................................................23


35          DEFINITION OF LANDLORD...............................................................................23


36          WAIVER...............................................................................................24


37          IDENTIFICATION OF TENANT.............................................................................24


38          PARKING..............................................................................................24


39          TERMS AND HEADINGS...................................................................................25


40          EXAMINATION OF LEASE.................................................................................25


41          TIME.................................................................................................25


42          PRIOR AGREEMENT AMENDMENTS...........................................................................25


43          SEPARABILITY.........................................................................................25


44          RECORDING............................................................................................26

                                TABLE OF CONTENTS

ARTICLE                                                                                                         PAGE
-------                                                                                                         ----


45          CONSENTS.............................................................................................26


46          LIMITATION ON LIABILITY..............................................................................26


47          RIDERS...............................................................................................27


48          EXHIBITS.............................................................................................27


49          MODIFICATION FOR LENDER..............................................................................27


50          PROJECT PLANNING.....................................................................................27


51         OPTION TO RENEW.......................................................................................28

                                LIST OF EXHIBITS



EXHIBIT A                                  The Premises

EXHIBIT A-1                                The Building

EXHIBIT B                                  Tenant Improvements

EXHIBIT C                                  Standards for Utilities and Services

EXHIBIT D                                  Rules and Regulations

EXHIBIT E                                  Parking Rules and Regulations

                                SIGNATURE CENTER

                  THIS LEASE is made as of the 11TH DAY OF NOVEMBER, 1998, by and between PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation ("Landlord"), and BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, A DELAWARE CORPORATION ("Tenant").

                  Landlord hereby leases to Tenant and Tenant hereby leases from Landlord SUITE NUMBER 200 (the "Premises") outlined on the floor plan attached hereto and marked EXHIBIT A, the Premises being agreed, for the purposes of this Lease, to have an area of approximately 5,611 RENTABLE SQUARE FEET and being situated on the SECOND floor that certain office building located at 4900 HOPYARD ROAD, PLEASANTON, CALIFORNIA (the "Building"), and part of a two building complex (the "Project") more particularly described in EXHIBIT A-1 attached hereto. The building contains approximately NINETY SIX THOUSAND, TWO HUNDRED SIXTY FOUR (96,264) rentable square feet of space. Tenant acknowledges that Landlord may elect to sell one or more of the buildings within the Project and that upon any such sale Tenant's pro-rata share of those Direct Expenses allocated to the outside areas of the Project may be adjusted accordingly.

                  The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth. Tenant covenants, as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions for which Tenant is liable and that this Lease is made upon the condition of such performance.

                  Prior to the commencing of the term of this Lease the Premises shall be improved by the Tenant Improvements described in the Work Letter marked EXHIBIT B attached hereto.

                                    ARTICLE 1
                                      TERM

                  The term of this Lease shall be for FIVE YEARS, unless sooner terminated as hereinafter provided, commencing upon the earlier of:

                  (i) Substantial completion of the Tenant Improvements described in the Work Letter (subject to the provisions of Paragraph 7 of the Work Letter) and the tender of possession of the Premises to Tenant or

                  (ii) The date that Tenant opened for business in the Premises, and ending on the last day of the last month in the term of this Lease, unless such term shall be sooner terminated as hereinafter provided. As soon as the commencement date is determined, the parties shall enter into an amendment of this Lease setting forth the precise commencement and termination dates of this Lease. Failure to enter into such an amendment, however, shall not affect Tenant's liability hereunder. Reference in this Lease to a "Lease Year" shall mean each successive twelve month period commencing with the commencement date.

Landlord and Tenant estimate that the commencement date shall be APPROXIMATELY JANUARY 1, 1999.

                                    ARTICLE 2
                                   POSSESSION

                  Tenant agrees that, if Landlord is unable to deliver possession of the Premises to Tenant on the scheduled commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in such event the Term of this Lease shall not commence until Landlord tenders possession of the Premises to Tenant with the Tenant Improvements substantially completed. If Landlord completes construction of the Tenant Improvements prior to the date scheduled in the Work Letter, Landlord shall deliver possession of the Premises to Tenant upon such completion and the term of this Lease shall thereupon commence.

                                    ARTICLE 3
                                   BASIC RENT

                  (a) Tenant agrees to pay Landlord Basic Rent for the Premises (subject to adjustment as hereinafter provided) as follows:

                  Months of Term                                        Basic Rent/Per Month
                  --------------                                        --------------------
                    01 - 12                                             $13,185.85
                    13 - 24                                             $13,466.40
                    25 - 36                                             $13,746.95
                    37 - 48                                             $14,027.50
                    49 - 60                                             $14,308.05


The Basic Rent shall be paid monthly, in advance on the first (1st) day of each calendar month during the term, commencing on the first (1st) month of the Lease term and continuing on the first day of each month thereafter, except that the first (1st) month's rent shall be paid on execution hereof. If Tenant's obligation to pay rent commences or ends on a day other than the first day of a calendar month, then the rental for such period shall be prorated in the proportion that the number of days this Lease is in effect during such period bears to thirty. In addition to the Basic Rent, Tenant agrees to pay as additional rental the amount of rental adjustments and other charges required by this Lease. All rental shall be paid to Landlord, without prior demand and without any deduction or offset, in lawful money of the United States of America, at the address of Landlord designated on the signature page of this Lease or to such other person or at such other place as Landlord may from time to time designate in writing. Tenant agrees that if Tenant's right to possession is terminated by Landlord because of Tenant's breach of the Lease, Landlord may, at its option, (2) recover from Tenant, in addition to any damages due Landlord under the terms and conditions of this Lease, rent for the term of this Lease at the rental rate provided above.


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

                  (b) Late Charges. In the event Tenant fails to pay any installment of rent WITHIN 10 DAYS OF when due or in the event Tenant fails to make any other payment for which Tenant is obligated under this Lease when due, then Tenant shall pay to Landlord a late charge equal to 5% of the amount due to compensate Landlord for the extra costs incurred as a result of such late payment.

                                    ARTICLE 4
                                RENTAL ADJUSTMENT

                  (a) For the purpose of this Article 4, the following terms are defined as follows:

                         (i) Tenant's Percentage. That portion of the Building
occupied by Tenant divided by the total rentable square footage of the Building, which result is the following: 5.83%.

                         (ii) Direct Expenses Base. TENANT'S DIRECT EXPENSES
BASE SHALL BE The amount of the annual Direct Expenses which Landlord has included in Annual Basic Rent, which amount is TENANT'S PERCENTAGE of the ACTUAL Direct Expenses for 1999. IF THE PROJECT IS LESS THAN NINETY FIVE PERCENT (95%) OCCUPIED DURING ANY CALENDAR YEAR OF THE TERM, AN ADJUSTMENT SHALL BE MADE IN COMPUTING THE DIRECT EXPENSES FOR SUCH YEAR SO THAT DIRECT EXPENSES SHALL BE COMPUTED AS THOUGH THE PROJECT WERE NINETY FIVE PERCENT (95%) OCCUPIED.

                         (iii) Direct Expenses. The term "Direct Expenses" shall
include:

                               (A) All real and personal property taxes and
assessments imposed by any governmental authority or agency on the Building and the land on which the Building is located (including a pro-rata portion of any taxes levied on any common areas); any assessments levied in lieu of taxes; any non-progressive tax on or measured by gross rentals received from the rental of space in the Building; and any other costs levied or assessed by, or at the direction of, any federal, state, or local government authority in connection with the use or occupancy of the Premises or the parking facilities serving the Premises; any tax on this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, and any expenses, including cost of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the above-referenced taxes, less tax refunds obtained as a result of an application for review thereof; but shall not include any net income, franchise, capital stock, estate or inheritance taxes.

                               (B) Operating costs consisting of costs incurred
by Landlord in maintaining and operating the Building, exclusive of costs required to be capitalized for federal income tax purposes, and including (without limiting the generality of the foregoing) the following: costs of utilities, supplies and insurance, cost of services of independent contractors, managers and other suppliers, the fair rental value of the management office, cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the management, operation, maintenance, and repair of the Building, its equipment, parking facilities and the common areas, including, without limitation, engineers, janitors, foremen, floor waxers, window washers, watchmen and


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

gardeners, but excluding persons performing services not uniformly available to or performed for substantially all Building tenants; cost of maintaining, repairing and replacing landscaping, sprinkler systems, concrete walkways, paved parking areas, signs, and site lighting.

                               (C) Amortization of such capital improvements as
Landlord may have installed: (a) for the purpose of reducing operating costs,
(b) to comply with governmental rules and regulations promulgated after completion of the Building, (c) for the purpose of replacing existing capital items and improvements, and (d) any costs required by the CC&R's, as defined in
Article 6, affecting the Premises or by any corporation, committee or association formed in connection therewith, provided that such cost together with interest at the maximum rate allowed by law shall be amortized over such reasonable period as Landlord shall determine, and only the monthly amortized cost shall be included in Direct Expenses.

                               (D) DIRECT EXPENSE EXCLUSIONS: TENANT SHALL NOT
BE LIABLE FOR (I) ANY LATENT DEFECTS, OR (II) INTEREST OR PENALTIES DUE TO THE FAULT OF LANDLORD.

                               (E) TENANT MAY AUDIT LANDLORD'S BOOKS AND
RECEIPTS AND IF DIRECT EXPENSES HAVE BEEN OVERCHARGED TENANT SHALL RECEIVE A CREDIT FOR SUCH OVERCHARGE AND FOR THE COST OF THE AUDIT IF SUCH OVERCHARGE EXCEEDS 5% OF THE ACTUAL AMOUNT OF TENANT'S PERCENTAGE OF DIRECT EXPENSES.

               (b) Payment of Direct Expenses.

                    (i) If Tenant's Percentage of the Direct Expenses paid or incurred by Landlord for any calendar year exceeds the Direct Expenses Base included in Tenant's rent, then Tenant shall pay such excess as additional rent.

                    (ii) In addition, for each year after the first calendar year, or portion thereof, Tenant shall pay Tenant's Percentage of Landlord's estimate of the amount by which Direct Expenses for that year shall exceed the Direct Expenses Base ("Landlord's Estimate"). This estimated amount shall be divided into twelve equal monthly installments. Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next calendar year's statement is rendered.

                    (iii) As soon as possible after the end of each calendar year, Landlord shall provide Tenant with a statement showing the amount of Tenant's Percentage of Direct Expenses, the amount of Landlord's Estimate actually paid by Tenant and the amount of the Direct Expenses Base. Thereafter, Landlord shall reconcile the above amounts and shall either bill Tenant for the balance due


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

(payable on Idemand by Landlord) or credit any overpayment by Tenant towards the next monthly installment of Landlord's Estimate falling due, as the case may be. For purposes of making these calculations, in no event shall Tenant's Percentage of the Direct Expenses be deemed to be less than the Direct Expenses Base.

                  (c) Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of Direct Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall be rebated by Landlord to Tenant.

                                    ARTICLE 5
                                SECURITY DEPOSIT

                  Tenant shall deposit with Landlord the sum of FOURTEEN THOUSAND, THREE HUNDRED, EIGHT AND 05/100THS DOLLARS ($14,308.05), equal to one months rent. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all of Tenant's obligations hereunder. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the deposit is so used or applied, Tenant shall, upon demand, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform all of its obligations under this Lease, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term, provided that Landlord may retain the security deposit until such time as any amount due from Tenant in accordance with Article 4 hereof has been determined and paid in full.

                                    ARTICLE 6
                                       USE

                   Tenant shall use the Premises for GENERAL OFFICE and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Nothing contained herein shall be deemed to give Tenant any exclusive right to such use in the Building. Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building or Project, and shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant's shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or Project and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Insurance Service Offices, formerly known as the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant acknowledges that Landlord has recorded covenants, conditions and restrictions against the Premises on June 30, 1983 as Instrument Number 83/115477 in the Official Records of Alameda County (the "CC&Rs"), and further amended via Certification of Amendment dated April 18, 1985 Instrument Number 85/07539 and Second Certification of Amendment dated October 11, 1989 Instrument Number 89/277713. Tenant's use of the Premises shall be subject to and Tenant shall comply with the CC&R's, as the same may be amended from time to time. Tenant acknowledges that there have been and may be from time to time recorded easements and/or declarations granting or declaring easements for parking, utilities, fire or emergency access, and other matters. Tenant's use of the Premises shall be subject to and Tenant shall comply with any and all such easements and declarations. Tenant's use of the Premises shall be subject to such guidelines as may from time to time be prepared by Landlord or the Meyer Center- Pleasanton Owner's Association in their sole discretion. Tenant acknowledges that governmental entities with jurisdiction over the Premises may, from time to time promulgate laws, rules, plans and regulations affecting the use of the Premises, including, but not limited to, traffic management plans and energy conservation plans. Tenant's use of the Premises shall be subject to and Tenant shall comply with any and all such laws, rules, plans, and regulations. Tenant, at its sole cost, shall comply with all laws relating to the storage, use and disposal of hazardous, toxic or radioactive matter, including those materials identified in Sections 66680 through 66685 of Title 33 of the California Administrative Code, Division 4, Chapter 30 ("Title 22") as they may be amended from time to time (collectively "Toxic Materials"). If Tenant does store, use or dispose of any Toxic Materials, Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the Premises.


                  Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the Building, or to Landlord at its address set forth at the end of this Lease. Either party may specify a different address for notice purposes by written notice to the other except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

                                    ARTICLE 8
                                     BROKERS

                  Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except GABE ARECHAEDERRA OF COLLIERS INTERNATIONAL, whose commission shall be payable by Landlord, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with the Lease. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorneys' fees and costs.

                                    ARTICLE 9
                                  HOLDING OVER

                  If Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only, at a rental rate equal to one hundred fifty percent (150%) of the rent in effect upon the date of such expiration (subject to adjustment as provided in Paragraph 4 hereof and prorated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease. The foregoing provisions of this Article 9 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender and any attorneys' fees and costs.

                                   ARTICLE 10
                           TAXES ON TENANT'S PROPERTY

                  (a) Tenant shall be liable for and shall pay, at least ten days before delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property of if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the portion of such taxes resulting from such increase in the assessment.

                  (b) If the Tenant Improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Tenant Improvements conforming to Landlord's "Building Standard," in other space in the Building are assessed, then the real property taxes and assessment levied against the Building by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Paragraph 10(a), above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant Improvements are assessed at a higher valuation than Landlord's Building Standard, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

                                   ARTICLE 11
                              CONDITION OF PREMISES

                  Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were in satisfactory condition at such time.

                                   ARTICLE 12
                                   ALTERATIONS

                  (a) Tenant shall make no alterations, additions or improvements in or to the Premises without Landlord's prior written consent, WHICH SHALL NOT BE UNREASONABLY WITHHELD PROVIDED HOWEVER THAT LANDLORD'S CONSENT SHALL NOT BE REQUIRED FOR ANY ALTERATIONS, ADDITIONS OR IMPROVEMENTS IN OR TO THE PREMISES THAT (I) DO NOT COST MORE THAN $2,500 PER WORK OF IMPROVEMENT AND (II) DO NOT EFFECT ANY STRUCTURAL OR EXTERIOR PORTION OF THE BUILDING OR THE BUILDING'S ELECTRICAL, PLUMBING OR HVAC SYSTEMS, EXCEPT THAT LANDLORD'S CONSENT SHALL IN ANY EVENT BE REQUIRED FOR ANY DEMOLITION OF ANY ALTERATION, ADDITION OR IMPROVEMENT IN OR TO THE PREMISES. ALL WORK SHALL BE PERFORMED BY CONTRACTORS OR MECHANICS APPROVED BY LANDLORD AND SHALL BE DONE IN A GOOD AND WORKMAN LIKE MANNER. Tenant agrees that there shall be no construction or partitions or other obstructions which might interfere with Landlord's free access to mechanical installations or service facilities of the Building or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. All such work shall be done at such times and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, regulations and requirements of all governmental agencies, offices, and boards having jurisdiction, and in full compliance with the rules, regulations and requirements of the Insurance Service Offices formerly known as the Pacific Fire Rating Bureau, and of any similar body. Before commencing any work, Tenant shall give Landlord at least ten days written notice of the proposed commencement of such work and shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for said work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant will be discharged by Tenant, by bond or otherwise, within ten days after the filing thereof, at the cost and expense of Tenant. All alterations, additions or improvements upon the Premises made by either party, including (without limiting the generality of the foregoing) all wallcovering, built-in cabinet work, paneling and the like, shall, unless Landlord elects otherwise, become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that Landlord may, by written notice to Tenant, GIVEN TO TENANT AT THE TIME THAT LANDLORD GRANTS ITS CONSENT TO ANY ALTERATIONS, ADDITIONS OR IMPROVEMENTS, SPECIFY THAT TENANT SHALL BE REQUIRED TO REMOVE SUCH ALTERATIONS, ADDITIONS OR IMPROVEMENTS AT THE EXPIRATION OR SOONER TERMINATION OF THIS LEASE, AND IN SUCH EVENT Tenant shall repair all damage resulting from such removal or, at Landlord's option, shall pay to Landlord all costs arising from such removal.

                  (b) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the lease term when Tenant is not in default hereunder. If Tenant shall fail to remove all of its effects from the Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof. In such event, Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession. Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects.

                                   ARTICLE 13
                                     REPAIRS

                  (a) By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair. Tenant shall keep, maintain and preserve the Premises in first class condition and repair, and shall, when and if needed, at Tenant's sole cost and expense, make all repairs to the Premises and every part thereof. Tenant shall, upon the expiration or sooner termination of the term hereof, surrender the Premises to Landlord in the same condition as when received, usual and ordinary wear and tear excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. The parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

                  (b) Anything contained in Paragraph 13(a) above to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of the Building, including the foundations, building shell, and roof structure, all at Landlord's expense. At Tenant's expense to be prorated through operating costs, Landlord shall repair and maintain the basic plumbing, elevators, life safety systems and other building systems, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord, and perform roof repair and maintenance to the Premises. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 21 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein.

Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

                                   ARTICLE 14
                                      LIENS

                  Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the Building or Project, nor against Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by Landlord.

                                   ARTICLE 15
                                ENTRY BY LANDLORD

                  Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, to supply janitorial service and any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants, to post notices of nonresponsibility, to alter, improve or repair the Premises or any other portion of the Building or Project, all without being deemed guilty of any eviction of Tenant and without abatement of rent. Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon and about the Premises. Landlord shall at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into the Premises, or any eviction of

Tenant from the Premises or any portion thereof, and any damages caused on account thereof shall be paid by Tenant. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein by Landlord.

                                   ARTICLE 16
                             UTILITIES AND SERVICES

                  Provided that Tenant is not in default under this Lease, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described in the Standards for Utilities and Services, attached hereto as EXHIBIT C, subject to the conditions and in accordance with the standards set forth therein. Landlord's failure to furnish any of the foregoing items when such failure is caused by:

                  (i)  Accident, breakage, or repairs,

                  (ii) Strikes, lockouts or other labor disturbance or labor dispute of any character,

                  (iii) Governmental regulation, moratorium or other governmental action,

                  (iv) Inability despite the exercise of reasonable diligence to obtain electricity, water or fuel, or by

                  (v) Any other cause beyond Landlord's reasonable control, shall not result in any liability to Landlord. In addition, Tenant shall not be entitled to any abatement or reduction of rent by reason of such failure, no eviction of Tenant shall result from such failure and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure. In the event of any failure, stoppage or interruption thereof, Landlord shall diligently attempt to resume service promptly.

                                   ARTICLE 17
                                   BANKRUPTCY

                  If Tenant shall file a petition in bankruptcy under any provision of the Bankruptcy Code as then in effect, or if Tenant shall be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within thirty days from the date thereof, or if a receiver or trustee shall be appointed of Tenant's property and the order appointing such receiver or trustee shall not be set aside or vacated within thirty days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors, or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant, then in any such event Landlord may terminate this Lease, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord. In such case, notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall, upon such termination, be entitled to recover damages in the amount provided in Paragraph 23(b) hereof. Neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall surrender the Premises to landlord. Nothing contained herein shall limit or prejudice the right of Landlord to recover damages by reason of any such termination equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved; whether or not such amount is greater, equal to, or less than the amount of damages recoverable under the provisions of this
Article 17.

                                   ARTICLE 18
                                 INDEMNIFICATION

                  Tenant shall indemnify, defend and hold Landlord harmless from all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises. Tenant shall further indemnify, defend and hold Landlord harmless from all claims arising from any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease, or arising from any act, neglect, fault or omission of Tenant or of its agents or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon. In case any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever except that which is caused by THE NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LANDLORD, ITS AGENTS OR EMPLOYEES OR BY the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure. Tenant hereby waives all its claims in respect thereof against Landlord.

                                   ARTICLE 19
                           DAMAGE TO TENANT'S PROPERTY

                  Notwithstanding the provisions of Article 18 to the contrary, Landlord or its agents shall not be liable for (i) any damage to any property entrusted to employees of the Building, (ii) loss or damage to any property by theft or otherwise, (iii) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness or (iv) any other cause whatsoever. Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

                                   ARTICLE 20
                               TENANT'S INSURANCE

                  (a) Tenant shall, during the term hereof and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

                         (i) Standard form property insurance insuring against
the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All-Risk") and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Project including, without limitation, furniture, fittings, installations, fixtures (other than Tenant improvements installed by Landlord), and any other personal property in an amount not less than ninety percent of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or any mortgagees of Landlord shall be conclusive. This insurance policy shall also be upon direct or indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Premises or Building in an amount as will properly reimburse Tenant. Such policy shall name Landlord and any mortgagees of Landlord as insured parties, as their respective interests may appear.

                         (ii) Comprehensive General Liability Insurance insuring
Tenant against any liability arising out of the lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of $2,000,000 Combined Single Limit for injury to, or death of one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence, with such liability amount to be adjusted from year to year to reflect increases in the Consumer Price Index. The policy shall insure the hazards of premises and operation, independent contractors, contractual liability (covering the Indemnity contained in Paragraph 18 hereof) and shall (1) name Landlord as an additional insured, and
(2) contain a cross liability provision, and (3) contain a provision that "the insurance provided the Landlord hereunder shall be primary and non-contributing with any other insurance available to the Landlord."

                         (iii) Workers' Compensation and Employer's Liability
insurance (as required by state law).

                         (iv) Any other form or forms of insurance as Tenant or
Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

                  (b) All policies shall be written in a form satisfactory to Landlord and shall be taken out with insurance companies holding a General Policyholders Rating of "A" and a Financial Rating of "X" or better, as set forth in the most current issue of Bests Insurance Guide. Within ten days after the execution of this Lease, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancelable or reducible in coverage except after thirty days prior written notice to Landlord. Tenant shall, within ten days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof, or Landlord may order such insurance and charge the cost thereof to Tenant as additional rent. If Landlord obtains any insurance that is the responsibility of Tenant under this section, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed.

                                   ARTICLE 21
                              DAMAGE OR DESTRUCTION

                  (a) In the event the Building and/or the Premises is damaged by fire or other perils covered by Landlord's insurance, Landlord shall have the following rights and obligations:

                         (i) In the event of total destruction, at Landlord's
option, as soon as reasonably possible thereafter, commence repair, reconstruction and restoration of the Building and/or the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or within ninety days after such damage, elect not to so repair, reconstruct or restore the Building and/or the Premises, in which event this Lease shall terminate. In either event, Landlord shall give Tenant written notice of its intention within said ninety day period. In the event Landlord elects not to restore the Building and/or the Premises, this Lease shall be deemed to have terminated as of the date of such total destruction.

                         (ii) In the event of a partial destruction of the
Building and/or the Premises, to an extent not exceeding twenty-five percent of the full insurable value thereof, and if the damage thereto is such that the Building and/or the Premises may be repaired, reconstructed or restored within a period of ninety days from the date of the happening of such casualty and if Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect. If such work of repair, reconstruction and restoration shall require a period longer than ninety days or exceeds twenty-five percent of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, then Landlord either may elect to so repair, reconstruct or restore and the Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct or restore and the Lease shall then terminate. Under any of the conditions of this Subparagraph 21(a)(ii), Landlord shall give written notice to Tenant of its intention within said ninety day period. In the event Landlord elects not to restore the Building and/or the Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction.

                  (b) Upon any termination of this Lease under any of the provisions of this Article 21, the parties shall be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefore accrued and are then unpaid.

                  (c) In the event of repair, reconstruction and restoration by Landlord as herein provided, the rental payable under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

                  (d) Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Article 21. Notwithstanding anything to the contrary contained in this
Article 21, if Landlord is delayed or prevented from repairing or restoring the damaged Premises within one year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligation under this Lease as of the end of said one year period.

                  (e) If damage is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

                  (f) If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only of those portions of the Building and the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

                  (g) Notwithstanding anything to the contrary contained in this
Article 21, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article 21 occurs during the last twelve months of the term of this Lease or any extension hereof.

                  (h) The provisions of California Civil Code 1932, Subsection 2, and 1933, Subsection 4, which permit termination of a lease upon destruction of the Leased Premises, are hereby waived by Tenant; and the provisions of this Article shall govern in case of such destruction.

                                   ARTICLE 22
                                 EMINENT DOMAIN

                  In case all of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, Landlord shall restore the Premises to substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this Paragraph shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant OR MOVING COSTS INCURRED BY TENANT.

                                   ARTICLE 23
                              DEFAULTS AND REMEDIES

                  (a) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

                         (i) The vacation or abandonment of the Premises by
Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five business days or longer AND THE NON-PAYMENT OF RENT, ADDITIONAL RENT OR ANY OTHER PAYMENT REQUIRED while in default of any provision of this Lease.

                              (ii) The failure by Tenant to make any payment of
rent or additional rent or
any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 regarding unlawful detainer actions.

                         (iii) The failure by Tenant to observe or perform any
of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 23(a)(i) or (ii) above, where such failure shall continue for a period of ten days after written notice thereof from Landlord to Tenant. Any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure
Section 1161 regarding unlawful detainer actions. If the nature of Tenant's default is such that more than ten days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten-day period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than sixty days from the date of such notice from Landlord.

                         (iv) (1) The making by Tenant of any general assignment
for the benefit of creditors; (2) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty days); (3) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty days; or (4) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty days.

                  (b) In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

                         (i) the worth at the time of award of any unpaid rent
which had been earned at the time of such termination; plus

                         (ii) the worth at the time of award of the amount by
which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                         (iii) the worth at the time of award of the amount by
which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                         (iv) any other amount necessary to compensate Landlord
for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. As used in Subparagraph 23(b)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law. As used in Subparagraph 23(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent.

                  (c) In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Paragraph 23(c) shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

                  (d) All rights, options and remedies of Landlord contained in this Lease shall be constructed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

                  (e) The chronic delinquency by Tenant in the payment of Basic Rent or any other payments required to be paid by Tenant under this Lease shall constitute a default hereunder by Tenant. "Chronic delinquency" shall mean failure by Tenant to pay Basic Rent, or any other payments required to be paid by Tenant under this Lease within three (3) days after written notice thereof for any three (3) occasions (consecutive or non-consecutive) during any twelve
(12) month period. In the event of a chronic delinquency, Landlord shall have the right, at Landlord's option, to require that Basic Rent be paid by Tenant quarterly, in advance.

                                   ARTICLE 24
                            ASSIGNMENT AND SUBLETTING

                  (a) Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's prior written consent. Any assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable, at Landlord's election, and shall constitute a default and at the option of the Landlord shall result in a termination of this Lease. No consent to assignment, encumbrance, or sublease shall constitute a further waiver of the provisions of this paragraph. Tenant shall notify Landlord in writing of Tenant's intent to sublease, encumber or assign this Lease and Landlord shall, within FIFTEEN thirty days of receipt of such written notice, elect one of the following:

                         (i) Consent to such proposed assignment, encumbrance or
sublease;

                         (ii) Refuse such consent, which refusal shall be on
reasonable grounds; or

                         (iii) Elect to terminate this Lease.

                  (b) As a condition for granting its consent to any assignment, encumbrance or sublease, THIRTY days prior to any anticipated assignment or sublease Tenant shall give Landlord written notice (the "Assignment Notice"), which shall set forth the name, address and business of the proposed assignee or sublessee, information (including references) concerning the character, ownership, and financial condition of the proposed assignee or sublessee, and the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration of all other material terms and conditions of the proposed assignment or sublease, all in such detail as Landlord shall reasonably require. If Landlord requests additional detail, the Assignment Notice shall not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any assignment or sublease until such additional detail is provided to it. Further, Landlord may require that the sublessee or assignee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee.

                  (c) The consent by Landlord to any assignment or subletting shall not be construed as relieving Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant or any assignee or sublessee of Tenant from any liability or obligation hereunder whether or not then accrued. In the event Landlord shall consent to an assignment or sublease, Tenant shall pay Landlord as Additional Rent a reasonable attorneys' and administrative fee not to exceed $500 for costs incurred in connection with evaluating the Assignment Notice. This section shall be fully applicable to all further sales, hypothecations, transfers, assignments and subleases of any portion of the Premises by any successor or assignee of Tenant, or any sublessee of the Premises.

                  (d) As used in this section, the subletting of substantially all of the Premises for substantially all of the remaining term of this Lease shall be deemed an assignment rather than a sublease. Notwithstanding the foregoing, Landlord shall consent to the assignment, sale or transfer if the Assignment Notice states that Tenant desires to assign the Lease to any entity into which Tenant is merged, with which Tenant is consolidated or which acquires all or substantially all of the assets of Tenant, provided that the assignee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this Lease which Tenant has agreed to keep, observe or perform, that the assignee agrees that the provisions of this section shall be binding upon it as if it were the original Tenant hereunder and that the assignee shall have a net worth (determined in accordance with generally accepted accounting principles consistently applied) immediately after such assignment which is at least equal to the net worth (as so determined) of Tenant at the commencement of this Lease.

                  (e) Except as provided above, Landlord's consent to any sublease shall not be unreasonably withheld. A condition to such consent shall be delivery by Tenant to Landlord of a true copy of any such sublease. If for any proposed assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as additional rent hereunder ONE-HALF (1/2) of the excess of each such payment of rent or other consideration received by Tenant AFTER FIRST DEDUCTING ANY REASONABLE AND CUSTOMARY BROKERAGE COMMISSION AND TENANT IMPROVEMENT EXPENSES PAID BY TENANT IN CONNECTION WITH THE ASSIGNMENT OR SUBLEASE. SUCH EXCESS SHALL BE PAID TO LANDLORD promptly after its receipt BY TENANT. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant from any obligation under this lease. The parties intend that the preceding sentence shall not apply to any sublease rentals respecting a portion of the Premises that during the entire term of this Lease was not occupied by Tenant for its own use, but was always subleased by Tenant and/or kept vacant. For the purpose of this section, the rent for each square foot of floor space in the Premises shall be deemed equal.

                                   ARTICLE 25
                                  SUBORDINATION

                  Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee with a lien on the Building or any ground lessor with respect to the Building, this Lease shall be subject and subordinate at all times to:

                         (i) All ground leases or underlying leases which may
now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both,

                         (ii) The lien of any mortgage or deed of trust which
may now exist or hereafter be executed in any amount for which the Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to the Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant, and

                         (iii) The CC&R's as described in Article 6.

                                   ARTICLE 26
                              ESTOPPEL CERTIFICATE

                  (a) Within ten days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement ON A FORM PROVIDED BY LANDLORD certifying:

                         (i) The date of commencement of this Lease;

                         (ii) The fact that this Lease is unmodified and in full
force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, and stating the date and nature of such modifications);

                         (iii) The date to which the rental and other sums
payable under this Lease have been paid;

                         (iv) That there are no current defaults under this
Lease by either Landlord or Tenant except as specified in Tenant's statement;
and

                         (v) Such other matters requested by Landlord. Landlord
and Tenant intend that any statement delivered pursuant to this Article 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

                  (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant:

                         (i) That this Lease is in full force and effect,
without modification except as may be represented by Landlord,

                         (ii) That there are no uncured defaults in Landlord's
performance, and

                         (iii) That not more than one month's rental has been
paid in advance.

                                   ARTICLE 27
                                     SIGNAGE

                  Landlord shall provide for Tenant the opportunity to have Tenant's name placed upon the Building lobby directory sign, and at Tenant's entrance to the Premises. Tenant shall have no other right to maintain a Tenant identification sign in any other location in, on or about the Premises, the Building, or Signature Center and shall not display or erect any Tenant identification sign, display or other advertising material that is visible from the exterior of the Building. The size, design, color and other physical aspects of the Tenant identification sign shall be subject to Landlord's written reasonable approval prior to installation. The cost of the installation of the sign, and its maintenance and removal expense, shall be at Tenant's sole expense. If Tenant fails to maintain its sign or if Tenant fails to remove its sign upon termination of this Lease, Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed additional rent. All signs shall comply with rules and regulations set for by Landlord as may be modified from time to time.

TENANT SHALL HAVE THE RIGHT TO INSTALL THEIR COMPANY NAME ON THE EXISTING MONUMENT SIGN ON HOPYARD ROAD, OR THE RIGHT TO INSTALL AN EXCLUSIVE MONUMENT SIGN ADJACENT TO THE BUILDING'S WEST ENTRANCE, OPPOSITE THE EXISTING SIGN (A.G. EDWARDS). THE SIGN SIZE AND DESIGN SHALL BE IDENTICAL TO THE EXISTING SIGN. TENANT SHALL BE RESPONSIBLE FOR THE ENTIRE COST OF INSTALLING, REPOSITIONING EXISTING NAMES, MAINTAINING, RELOCATING, AND REMOVING THEIR NAME. IN ADDITION, TENANT SHALL BE RESPONSIBLE FOR OBTAINING NECESSARY APPROVALS FROM THE CITY OF PLEASANTON AS NEEDED. THE SIZE, LOCATION, MATERIALS, AND DESIGN OF SUCH SIGN SHALL BE SUBJECT TO THE LANDLORD'S PRIOR WRITTEN CONSENT.

                                   ARTICLE 28
                              RULES AND REGULATIONS

                  Tenant shall faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and marked EXHIBIT D, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of any of said Rules and Regulations.

                                   ARTICLE 29
                                CONFLICT OF LAWS

             This Lease shall be governed by and construed pursuant to the laws of the State of California.

                                   ARTICLE 30
                             SUCCESSORS AND ASSIGNS

                  Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

                                   ARTICLE 31
                              SURRENDER OF PREMISES

                  The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases and subtenancies.

                                   ARTICLE 32
                                 ATTORNEYS' FEES

                  (a) If Landlord should bring suit for possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or in the event of any other litigation between the parties with respect to this Lease, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

                  (b) If Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including reasonable attorneys' fees.

                                   ARTICLE 33
                              PERFORMANCE BY TENANT

                  All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money owed to any party other than Landlord, for which it is liable hereunder or if Tenant shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for ten days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the maximum rate permissible by law, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums and Landlord shall have (in addition to any other right or remedy of Landlord) all rights and remedies in the event of the non-payment thereof by Tenant as are set forth in Article 23 hereof.

                                   ARTICLE 34
                              MORTGAGEE PROTECTION

                  In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

                                   ARTICLE 35
                             DEFINITION OF LANDLORD

                  The term "Landlord", as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

                                   ARTICLE 36
                                     WAIVER

                  The waiver by EITHER PARTY of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of EITHER PARTY to insist upon the performance by THE OTHER PARTY in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant or any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                                   ARTICLE 37
                            IDENTIFICATION OF TENANT

                  If more than one person executes this Lease as Tenant:

                         (i) Each of them is jointly and severally liable for
the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and

                         (ii) The term "Tenant" as used in this Lease shall mean
and include each of them jointly and severally. The act of or notice from, or notice to refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

                                   ARTICLE 38
                                     PARKING

                  The use by Tenant, its employees and invitees, of the parking facilities of the Building shall be on the terms and conditions set forth in EXHIBIT E attached hereto and by this reference incorporated herein and shall be subject to such other agreement between Landlord and Tenant as may hereinafter be established. Tenant, its employees and invitees shall use no more than four
(4) non-exclusive parking spaces per one thousand (1,000) square feet of leased space. Tenant's use of the parking spaces shall be confined to the Building. If, in Landlord's reasonable business judgment, it becomes necessary, Landlord shall exercise due diligence to cause the creation of cross-parking easements and such other agreements as are necessary to permit Tenant, its employees and invitees to use parking spaces on the properties and buildings of Signature Center, which are separate legal parcels from the Building. Tenant acknowledges that other tenants of the Building and the tenants of the other buildings, their employees and invitees, may be given the right to park at the Building.

                                   ARTICLE 39
                               TERMS AND HEADINGS

                  The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                                   ARTICLE 40
                              EXAMINATION OF LEASE

                  Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

                                   ARTICLE 41
                                      TIME

                  Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

                                   ARTICLE 42
                           PRIOR AGREEMENT: AMENDMENTS

                  This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

                                   ARTICLE 43
                                  SEPARABILITY

                  Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, any such other provisions shall remain in full force and effect.

                                   ARTICLE 44
                                    RECORDING

                  Neither Landlord nor Tenant shall record this Lease nor a short form memorandum thereof without the consent of the other.

                                   ARTICLE 45
                                    CONSENTS

                  Whenever the consent of either party is required hereunder such consent shall not be unreasonably withheld.

                                   ARTICLE 46
                             LIMITATION ON LIABILITY

                  In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

                  (a) The sole and exclusive remedy shall be against the Landlord's interest in the Building;

                  (b) No partner, officer, agent or employee of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of Landlord);

                  (c) No service or process shall be made against any partner, officer, agent or employee of Landlord (except as may be necessary to secure jurisdiction of Landlord);

                  (d) No partner, officer, agent or employee of Landlord shall be required to answer or otherwise plead to any service of process;

                  (e) No judgment will be taken against any partner, officer, agent or employee of Landlord;

                  (f) Any judgment taken against any partner, officer, agent or employee of Landlord may be vacated and set aside at any time nunc pro tunc;

                  (g) No writ of execution will ever be levied against the assets of any partner, officer, agent or employee of Landlord

                  (h) These covenants and agreements are enforceable both by Landlord and also by any partner, officer, agent or employee of Landlord.

                                   ARTICLE 47
                                     RIDERS

                  Clauses, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part hereof.

                                   ARTICLE 48
                                    EXHIBITS

                  All Exhibits attached hereto are incorporated into this Lease.

                                   ARTICLE 49
                             MODIFICATION FOR LENDER

                  If, in connection with obtaining construction, interim or permanent financing for the Building the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

                                   ARTICLE 50
                                PROJECT PLANNING

                  If Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the Project planning program, upon notifying Tenant in writing, Landlord shall have the right to relocate Tenant to other space in the Project, at Landlord's sole cost and expense, and the terms and conditions of the original Lease shall remain in full force and effect, except that a revised EXHIBIT A reflecting the location of the new space shall be attached to and become a part of this Lease. However, if the new space does not meet with Tenant's approval, Tenant shall have the right to terminate this Lease effective thirty (30) days after written notice to Landlord, which notice shall be given within ten (10) days after receipt of Landlord's notification.

                                   ARTICLE 51
                                 OPTION TO RENEW

PROVIDED THAT TENANT IS NOT IN DEFAULT, (OR BEYOND ANY TIME PERIOD DURING WHICH TENANT MAY CURE SUCH DEFAULT) HEREUNDER EITHER AT THE TIME OF EXERCISE OR AT THE TIME THE EXTENDED TERM COMMENCES, TENANT SHALL HAVE THE OPTION TO EXTEND THE INITIAL FIVE (5) YEAR TERM OF THIS LEASE FOR AN EXTENDED FIVE (5) YEARS, AT FAIR MARKET VALUE. TENANT SHALL EXERCISE ITS OPTION BY GIVING LANDLORD WRITTEN NOTICE ("OPTION NOTICE") AT LEAST ONE HUNDRED EIGHTY (180) DAYS PRIOR TO THE EXPIRATION OF THE INITIAL TERM OF THIS LEASE.

THIS OPTION IS PERSONAL TO BRIGHTSTAR INFORMATION TECHNOLOGY GROUP AND MAY NOT BE ASSIGNED OR TRANSFERRED TO ANY THIRD PARTY.

IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.


LANDLORD:                                      ADDRESS:

PRINCIPAL LIFE                                 c/o PARKWAY PROPERTIES, INC.
INSURANCE COMPANY,                             4900 Hopyard Road
an Iowa Corporation                            Suite 270
                                               Pleasanton, CA 94588



BY     ____________________________________________________

ITS    ____________________________________________________

BY     ____________________________________________________

ITS    ____________________________________________________




TENANT:                                        ADDRESS:

BRIGHTSTAR INFORMATION                         4900 HOPYARD ROAD
TECHNOLOGY GROUP,                              SUITE 200
A DELAWARE CORPORATION                         PLEASANTON, CA  94588




By:     ___________________________________________________


Its:     ___________________________________________________

By:     ___________________________________________________

Its:     ___________________________________________________

                                    EXHIBIT A
                         OUTLINE OF TENANT'S FLOOR PLAN






































                                    EXHIBIT A
                                   PAGE 1 OF 1

                                   EXHIBIT A-1
                                  THE BUILDING

REAL PROPERTY in the City of Pleasanton, County of Alameda, State of California, described as follows:

PARCEL ONE:
Parcel B, Parcel Map 3971, filed June 27, 1983, in Book 138 of Parcel Maps, Page 63, Alameda County Records.

Excepting from the above - described parcel of land all oil, gas, minerals and other hydrocarbon substances in and under or that may be produced from a depth below 500 feet from the surface of said land, without right of entry upon the surface of said land for the purpose of mining, drilling, exploring or extracting such oil, gas, minerals and other hydrocarbon substances or other use of or rights in or to any portion of the surface of said land to a depth of 500 feet below the surface thereof, as reserved in the Deed from Volk-McLain Communities, Inc., to Qualified Investments, Inc., dated June 25, 1967, recorded June 27, 1967, Series No. AZ/60836, Alameda County Records.

A.P. No. 941-1301-057

PARCEL TWO:
Parcel C, Parcel Map 3971, filed June 27, 1983, in Map Book 138, at Page 63, Alameda County Records.

Excepting from the above - described parcel of land all oil, gas, minerals and other hydrocarbon substances in and under or that may be produced from a depth below 500 feet from the surface of said land, without right of entry upon the surface of said land for the purposes of mining, drilling, exploring or extracting such oil, gas, minerals and other hydrocarbon substances or other use of or rights in or to any portion of the surface of said land to a depth of 500 feet below the surface thereof, as reserved in the Deed from Volk-McLain Communities, Inc., to Qualified Investments, Inc., dated June 25, 1967, recorded June 27, 1967, Series No. AZ/60836, Alameda County Records.

A.P. No. 941-1301-058












                                   EXHIBIT A-1

                                    EXHIBIT B
                               TENANT IMPROVEMENTS

                  THE LANDLORD SHALL CONSTRUCT TENANT IMPROVEMENTS PER A MUTUALLY AGREEABLE SPACE PLAN. TENANT SHALL REIMBURSE LANDLORD FOR ANY COSTS IN EXCESS OF $39,277.00 (INCLUDING ARCHITECTURAL FEES, PERMITS, AND A 4% CONSTRUCTION MANAGEMENT FEE). THE TENANT MAY ADD ONE CONTRACTOR, SUBJECT TO LANDLORD'S REASONABLE APPROVAL, TO LANDLORD'S GENERAL CONTRACTORS BID LIST.


                  IN WITNESS WHEREOF, this Tenant Improvement Agreement is executed as of the date first above written.

LANDLORD:                                  ADDRESS:

PRINCIPAL LIFE                             c/o PARKWAY PROPERTIES, INC.
INSURANCE COMPANY,                         4900 Hopyard Road
an Iowa Corporation                        Suite 270
                                           Pleasanton, CA 94588

BY                ____________________________________________________


ITS
____________________________________________________

BY
____________________________________________________

ITS
____________________________________________________



TENANT:                                    ADDRESS:

BRIGHTSTAR INFORMATION TECHNOLOGY GROUP,   4900 HOPYARD ROAD
A DELAWARE CORPORATION                     SUITE 200
                                           PLEASANTON, CA  94588

By:
_____________________________________________________

Its:
_____________________________________________________

By:
_____________________________________________________

Its:
_____________________________________________________
                                    EXHIBIT B
                                   PAGE 1 OF 1

                                    EXHIBIT C
                      STANDARDS FOR UTILITIES AND SERVICES

                  The following Standards for Utilities and Services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto:

                  As long as Tenant is not in default under any of the terms, covenants, conditions, provisions, or agreements of this Lease, Landlord shall:

                  (a) On Monday through Friday, except holidays, from 7 A.M. to 6 P.M. (and other times for a reasonable additional charge to be fixed by Landlord), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises closed whenever the system is in operation. Tenant agrees to co-operate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system shall be charged to Tenant if the need for maintenance work results from either Tenant's adjustment of room thermostats or Tenant's failure to comply with its obligations under this section, including keeping window coverings closed as needed. Such work shall be charged at hourly rates equal to then current journeymen's wages for air conditioning mechanics.

                  (b) Landlord shall furnish to Tenant after-hours heating and air conditioning at the rate of $25.00 per hour (two-hour minimum charge) for such after-hours use. If the actual cost to Landlord of providing such after-hours heating and air-conditioning increases at any time during the term of this Lease, Landlord shall have the right to increase the hourly rate charged by Landlord for such after-hours usage upon at least 10 days prior notice to Tenant. Landlord shall bill Tenant monthly for such after-hours usage and Tenant shall pay such charges to Landlord, as additional rent, within 20 days after receipt of Landlord's statement of such charges.

                  (c) Landlord shall furnish to the Premises, during the usual business hours on business days, electric current sufficient for normal office use. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption at the average cost per kilowatt hour charged to the Building during the period. If a separate meter is not



                                    EXHIBIT C
installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer. Said estimates to be reviewed and adjusted quarterly. Tenant agrees not to use any apparatus or device in, or upon, or about the premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights therein granted for such breach. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation and Tenants shall not install or use or permit the installation or use of any computer, larger than personal computer, or electronic data processing equipment in the Premises, without the prior written consent of Landlord.

                  (d) Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purposes in addition to ordinary drinking and lavatory purposes of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy, Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

                  (e) Provide janitor service to the Premises, provided the same are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

                  (f) Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing,

                                    EXHIBIT C
ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                  (g) Landlord shall maintain and repair the riser closet on the ground floor of the Building and shall maintain or cause the appropriate telecommunications service company to maintain the telecommunications cabling and wiring to the Building. The cost of such maintenance and repair shall be included in Direct Expenses. Tenant shall be responsible for the installation, maintenance and repair at its expense of the telecommunications cabling and wiring from the riser closet to the Premises and shall use only Pacific Bell for such purposes. Tenant shall also be responsible for the installation, maintenance and repair of any telecommunications cabling and wiring within the Premises but may use any telecommunications service company to perform such work.


























                                    EXHIBIT C
                                   PAGE 3 OF 3

                                    EXHIBIT D
                              RULES AND REGULATIONS
                                Signature Center

                  1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

                  2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant shall immediately discontinue such use. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

                  3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Building. The halls, passages, exits, entrances, elevators, and stairways are not open to the general public, but are open, subject to reasonable regulation, to Tenant's business invitees. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant shall go upon the roof of any building of the Project.

                  4. The directory of the building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

                  5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.







                                    EXHIBIT D
                                   PAGE 1 OF 5

                  6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

                  7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

                  8. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Premises or to any space therein to such a degree to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Premises must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Premises, by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

                  9. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

                  10. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord.

                  11. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Premises' heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.






                                    EXHIBIT D

                  12. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Premises.

                  13. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

                  14. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

                  15. Tenant shall not obtain for use on the Premises ice, drinking water, food beverages, towel or other similar services upon the Premises, except at such hours and under such regulations as may be fixed by Landlord.

                  16. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage of damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

                  17. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

                  18. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of the Premises. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.








                                    EXHIBIT D
                                   PAGE 3 OF 5

                  19. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

                  20. Tenant shall not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord.

                  21. Canvassing, soliciting and distributing of handbills or any other written material, and peddling in the Building are prohibited, and Tenant shall cooperate to prevent such activities.

                  22. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

                  23. Tenant shall store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

                  24. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted on the Premises without Landlord's consent, except that use by Tenant of Underwriter's Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employee use shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

                  25. Tenant shall not use in the Premises any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Premises.










                                    EXHIBIT D

                  26. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

                  27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

                  28. Tenant and its employees, guests and invitees shall not enter into the waterways located in the Building. No object of any kind may be floated or submerged in the waterways, and no foreign substance of any kind may be thrown in the waterways. The expense of any breakage or damage to any mechanical equipment related to the waterways resulting from violation of this rule or any expense incurred restoring the waterways to their normal condition shall be borne by the tenant who, or whose employees or invitees, shall have caused such damage.

                  29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

                  30. Tenant's requirements will be attended to only upon appropriate application to the Building management office by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

                  31. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

                  32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of Tenant's lease of its Premises in the Building.

                  33. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

                  34. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.






                                    EXHIBIT D
                                   PAGE 5 OF 5

                                    EXHIBIT E
                          PARKING RULES AND REGULATIONS

The following rules and regulations shall govern use of the parking facilities which are appurtenant to the Building.

         1. All claimed damage or loss must be reported and itemized in writing delivered to the Landlord within ten business days after any claimed damage or loss occurs. Any claim not so made is waived. Landlord has the option to make repairs at its expense of any claimed damage within two business days after filing of any claim. In all court actions the burden of proof to establish a claim remains with Tenant. Court actions by Tenant for any claim must be filed in the court of jurisdiction where a claimed loss occurred within ninety days after date of damage or loss. Landlord is not responsible for damage by water, fire, or defective brakes, or parts, or for the act of omissions of others, or for articles left in the car. The total liability of Landlord is limited to $250.00 for all damages or loss to any car. Landlord is not responsible for loss of use.

         2. Tenant shall not park or permit the parking of any vehicle under its control in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not leave vehicles in the parking areas overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

         3. Parking stickers or any other device or form of identification supplied by Landlord as a condition of use of the Parking Facilities shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

         4. No overnight or extended term storage of vehicles shall be permitted.

         5. Vehicles must be parked entirely within the painted stall lines of a single parking stall.

         6.       All directional signs and arrows must be observed.

         7. The speed limit within all parking areas shall be 5 miles per hour.





                                    EXHIBIT E

         8.       Parking is prohibited:

                  (a)      in areas not striped for parking;

                  (b)      in aisles;

                  (c)      where "no parking" signs are posed;

                  (d)      on ramps;

                  (e)      in cross hatched areas; and

                  (f) in such other areas as may be designated by Landlord or Landlord's Parking Operator.

         9. Every parker is required to park and lock his own vehicle. All responsibility for damage to vehicles is assumed by the parker.

         10. Loss of theft of parking identification devices from automobiles must be reported immediately, and a lost or stole report must be filed by the customer at that time. Landlord has the right to exclude any car from the parking facilities that does not have an identification.

         11. Any parking identification devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution.

         12. Lost or stolen devices found by the purchaser must be reported immediately to avoid confusion.

         13. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

         14. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to any tenant or person and/or his agents or representatives who willfully refuse to comply with these Rules and Regulations and all unposted City, State or Federal ordinances, laws or agreements.

         15. Landlord reserves the right to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems necessary for the operation of the parking facilities. Landlord may refuse to permit any person who violates these rules to park in the parking facilities, and any violation of the rules shall subject the car to removal.




                                    EXHIBIT E
                                   PAGE 2 OF 2